UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 21, 2026

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Units Representing Limited Partnership Interests	KRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Introductory Note

On August 21, 2026, Kimbell Royalty Partners, LP, a Delaware limited partnership (“Kimbell”), completed the previously announced acquisition of mineral and royalty interests and related assets (the “Dropdown”) pursuant to a Purchase and Sale Agreement (the “Purchase Agreement”) with Rivercrest Capital Partners LP (“Rivercrest Capital”), Rivercrest Capital Partners II LP (“Rivercrest Capital II”) and Cupola Royalty Direct, LLC (“Cupola” and, together with Rivercrest Capital and Rivercrest Capital II, the “Sellers”).

Under the Purchase Agreement, Kimbell and its subsidiaries acquired (a) certain mineral interests, overriding royalty interests, royalty interests and other interests in oil and gas properties from the Sellers and (b) certain partnership interests in OGM Partners I, a Texas general partnership (“OGM”), and RCPTX, Ltd., a Texas limited partnership (“RCPTX”), that were not already owned by Kimbell (collectively, the “Acquired Assets”). The consideration included (i) approximately $75 million in cash and (ii) the issuance of 9,500,000 common units representing limited liability company interests (“OpCo Common Units”) in Kimbell Royalty Operating, LLC (“OpCo”) and an equal number of Class B units representing limited partner interests in Kimbell (“Class B Units”). The OpCo Common Units, together with the Class B Units, are exchangeable for an equal number of common units representing limited partner interests in Kimbell (“Common Units”). The consideration for the Dropdown is subject to certain adjustments as set forth in the Purchase Agreement. The Dropdown has an effective date of June 1, 2026.

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreement

On August 21, 2026, pursuant to the terms of the Purchase Agreement, Kimbell and the Sellers entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other things, Kimbell has agreed to prepare a shelf registration statement with respect to the resale of the Common Units issuable upon the conversion of the OpCo Common Units and a corresponding number of Class B Units issued to the Sellers under the Purchase Agreement (“Registrable Securities”) that would permit some or all of the Registrable Securities to be resold in registered transactions (the “Shelf Registration Statement”), file the Shelf Registration Statement with the Securities and Exchange Commission (“SEC”) within 5 business days of the closing of the Dropdown and use its reasonable best efforts to cause the Shelf Registration Statement to become effective as soon as reasonably practicable following such filing, but in any event within 120 days of the closing of the Dropdown.

Certain officers and managers or controlling persons of the Sellers also serve as officers and/or directors of Kimbell’s general partner, OpCo and their respective subsidiaries, and certain of the Sellers are direct or indirect beneficial owners of limited partner interests in Kimbell and OpCo.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As previously reported by Kimbell and pursuant to the Purchase Agreement, on July 16, 2026, Kimbell and OpCo agreed to issue OpCo Common Units and Class B Units, respectively, in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions set forth in Section 4(a)(2) of the Securities Act. Pursuant to the terms of the Purchase Agreement, Kimbell and OpCo issued 9,500,000 OpCo Common Units and an equal number of Class B Units to the Sellers on August 21, 2026. The OpCo Common Units, together with the Class B Units, are exchangeable for an equal number of Common Units. Any future issuance of Common Units pursuant to an exchange election by the holders of such OpCo Common Units and such Class B Units will also be undertaken in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 7.01. Regulation FD Disclosure.

On August 21, 2026, Kimbell issued a news release announcing that it has completed the Dropdown. On August 24, 2026, Kimbell issued a news release announcing updated 2026 guidance. A copy of each news release is attached hereto, furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On August 21, 2026, Kimbell completed the Dropdown, pursuant to the terms of the Purchase Agreement. The terms and provisions of the Purchase Agreement are described in the “Introductory Note” above (and incorporated by reference herein) and in Kimbell’s Current Report on Form 8-K filed with the Commission on July 17, 2026.

The aggregate consideration for the Dropdown consisted of (i) approximately $75 million in cash and (ii) the issuance of 9,500,000 OpCo Common Units and an equal number of Class B Units. The Sellers paid $0.05 per Class B Unit issued at the closing of the Dropdown as consideration for the Class B Units, which is consistent with the amount paid per Class B Unit by all current holders of Class B Units.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
4.1	Registration Rights Agreement, dated as of August 21, 2026, between Kimbell Royalty Partners, LP and the recipients named therein.
99.1	News release issued by Kimbell Royalty Partners, LP, dated August 21, 2026.
99.2	News release issued by Kimbell Royalty Partners, LP, dated August 24, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

	By:	Kimbell Royalty GP, LLC,
its general partner

	By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer
Date: August 24, 2026